OPPENHEIMER EQUITY FUND, INC.

Supplement dated April 26, 2010 to the
Prospectus dated March 30, 2010

This supplement amends the Prospectus of Oppenheimer Equity Fund, Inc. (the "Fund") dated March 30, 2010.

1. The section titled “Portfolio Managers” on page 8 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. Julie Van Cleave, CFA, has been a portfolio manager of the Fund since April 26, 2010, and Mitch Williams and John Damian have been portfolio managers of the Fund since January 2009.

2. The section titled “Portfolio Managers” on page 17 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Julie Van Cleave, Mitch Williams and John Damian, who are primarily responsible for the day-to-day management of the Fund's investments. Ms. Van Cleave has been a portfolio manager of the Fund since April 26, 2010. Messrs. Williams and Damian have been portfolio managers of the Fund since January 2009.

Ms. Van Cleave, CFA, has been a Vice President and Senior Portfolio Manager of the Manager since April 2010. Prior to joining the Manager, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Prior to 2002, Ms. Van Cleave was a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. Ms. Van Cleave is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and a Senior Research Analyst of the Manager since April 2002. He was a Vice President and Research Analyst for Evergreen Funds from October 2000 to January 2002. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Damian has been Director of Value Equities and Senior Vice President of the Manager since February 2007. He was a Vice President of the Manager from September 2001 to February 2007. He was a Senior Analyst/Director for Citigroup Asset Management from November 1999 to September 2001. Mr. Damian is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

April 26, 2010                                                                                                                  PS0420.038